UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2025

Federal Home Loan Bank of Pittsburgh

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

301 Grant Street, Suite 2000, Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 412-288-3400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 21, 2025, the Federal Home Loan Bank of Pittsburgh (Bank) filed a Current Report on Form 8-K (Original Report) with the Securities and Exchange Commission (SEC) reporting the results of the 2025 Election of Directors by stockholders of the Bank. On December 17, 2025, the Bank filed Amendment No. 1 to the Original Report to add information about the standing Committees of the Bank’s Board of Directors (Board) on which the elected and re-elected directors shall serve in 2026.

This Amendment No. 2 on Form 8-K/A further amends and supplements the Original Report to report the Bank’s receipt of the Federal Housing Finance Agency’s (Finance Agency) non-objection to the Bank’s 2026 Directors’ Compensation Policy and to describe the terms thereof.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 9, 2026, the Bank received Finance Agency non-objection to the 2026 Directors' Compensation Policy. The Board previously approved the 2026 Directors' Compensation Policy, subject to receipt of Finance Agency non-objection. Effective as of January 1, 2026, the total annual directors’ compensation under the 2026 Directors' Compensation Policy shall be paid in two parts: one-half via quarterly retainer fees and the other half in per-meeting attendance fees, generally as follows: 1) $165,000 for the Board Chair; 2) $142,000 for the Board Vice Chair; 3) $137,000 for the Audit Committee Chair; 4) $137,000 for the Governance and Public Policy Committee Chair; 5) $137,000 for the Human Resources/OMWI Committee Chair; 6) $137,000 for the Enterprise Risk Committee Chair; 7) $130,210 for each of the other Committee Chairs; and 8) $123,000 for each of the other directors. The foregoing description of the 2026 Directors' Compensation Policy is qualified in its entirety by reference to the copy of the 2026 Directors' Compensation Policy attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

10.1 2026 Directors’ Compensation Policy*

* Denotes management contract or compensatory plan.

Description

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

January 15, 2026	By:	/s/ John A. Ott
Name: John A. Ott
Title: General Counsel, Corporate Secretary & Ethics Officer